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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) - JULY 12, 2006




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

            MINNESOTA                       1-3548               41-0418150
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
  incorporation or organization)                             Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 12, 2006, the Board of Directors of ALLETE, Inc. (ALLETE or Company) approved the Amended and Restated Rights Agreement by and between the Company and the Corporate Secretary of ALLETE, as Rights Agent (Rights Agent) (Amended Agreement). The Amended Agreement modifies the Company's Rights Agreement, dated as of July 24, 1996 (Rights Agreement), by and between ALLETE and the Corporate Secretary of ALLETE. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Agreement.

The Amended Agreement, among other things, extends the Final Expiration Date of the Rights Agreement to July 11, 2009, unless the Rights are earlier redeemed or exchanged by the Company under certain conditions as provided in the Amended Agreement. Further, the Amended Agreement provides that the Company may not consolidate, merge, or sell a majority of its assets or earning power if doing so would be counter to the intended benefits of the Rights or would result in the distribution of Rights to the shareholders of the other parties to the transaction. Finally, the Amended Agreement provides for the creation of a committee of independent directors to annually review the terms and conditions of the Amended Agreement, as well as to consider whether termination or modification of the Amended Agreement would be in the best interests of the shareholders and to make a recommendation based on such review to the Board of Directors. The Amended Agreement was entered into and effective as of July 12, 2006.

Reference is hereby made to the description of the Rights Agreement and text of the Rights Agreement filed with the Company's Form 8-A dated August 6, 1996. The foregoing description of the Amended Agreement is qualified in its entirety by the actual terms of the Amended Agreement, which is incorporated by reference to
Exhibit 2 of ALLETE's Amendment No. 1 to Form 8-A/A, filed with the Securities and Exchange Commission on July 14, 2006.



SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See Item 1.01.



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective July 12, 2006, ALLETE named Steven Q. DeVinck the Company's Controller. Mr. DeVinck, 46, joined ALLETE in 1997 as a financial analyst in the accounting department, and was named assistant controller in 1999. In 2004, Mr. DeVinck was named director of ALLETE's non-utility business development group.


                      ALLETE Form 8-K dated July 14, 2006                      1


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Shell Company Transactions - Not applicable

(d) Exhibits

    EXHIBIT
    NUMBER
    -------
      4 - Amended and Restated Rights Agreement, dated as of July 12, 2006, between ALLETE, Inc. and the Corporate Secretary of ALLETE, Inc., as Rights Agent.


                 ----------------------------------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 3 OF THIS FORM 8-K.


2                      ALLETE Form 8-K dated July 14, 2006


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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

   -   ALLETE's ability to successfully implement its strategic objectives;
   -   ALLETE's ability to manage expansion and integrate acquisitions;
   - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the
       Public  Service  Commission  of  Wisconsin,   various  local  and  county
       regulators,  and city  administrators,  about  allowed  rates of  return, financings,  industry  and rate  structure,  acquisition  and disposal of
       assets  and   facilities,   real  estate   development,   operation   and
       construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
   -   effects of restructuring initiatives in the electric industry;
   -   economic and geographic factors, including political and economic risks;
   -   changes  in  and  compliance  with  environmental  and  safety  laws  and policies;
   -   weather conditions;
   -   natural disasters;
   -   war and acts of terrorism;
   -   wholesale power market conditions;
   -   ALLETE's ability to obtain viable real estate for development purposes;
   -   population growth rates and demographic patterns;
   -   the  effects  of  competition,  including   competition  for  retail  and
       wholesale customers;
   -   pricing and transportation of commodities;
   -   changes in tax rates or policies or in rates of inflation;
   -   unanticipated project delays or changes in project costs;
   -   unanticipated changes in operating expenses and capital expenditures;
   -   global and domestic economic conditions;
   -   ALLETE's ability to access capital markets;
   -   changes in interest rates and the performance of the financial markets;
   -   competition for economic expansion or development opportunities;
   - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Risk Factors" in Part I, Item 1A of ALLETE's 2005 Form 10-K and Part II, Item 1A of ALLETE's Form 10-Q for the Quarter Ended March 31, 2006. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in its other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.


                      ALLETE Form 8-K dated July 14, 2006                      3


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                  ALLETE, Inc.





July 14, 2006                                   Mark A. Schober
                               -------------------------------------------------
                                                Mark A. Schober
                               Senior Vice President and Chief Financial Officer

4                      ALLETE Form 8-K dated July 14, 2006


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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER
    ----------------------------------------------------------------------------
      4 - Amended and Restated Rights Agreement, dated as of July 12, 2006, between ALLETE, Inc. and the Corporate Secretary of ALLETE, Inc., as Rights Agent.


                       ALLETE Form 8-K dated July 14, 2006